BUFFALO SMALL CAP FUND, INC.
JUNE 24, 1998 SUPPLEMENT TO
PART B OF THE
PROSPECTUS
DATED APRIL 14, 1998

REDEMPTION OF SHARES
Page 5

The second paragraph in the first column on page 5 of the Statement of Additional Information under the caption
"REDEMPTION OF SHARES" should read as follows:

The Fund has elected to be governed by
Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "How Share Price is Determined" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.